UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2007


                             LONGVIEW FIBRE COMPANY
             (Exact name of registrant as specified in its charter)


        WASHINGTON                    001-10061                   91-0298760
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)



                    300 FIBRE WAY, LONGVIEW, WASHINGTON 98632
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (360) 425-1550

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On April 20, 2007, the merger of Horizon Acquisition Co. ("Sub"), a wholly owned subsidiary of Brookfield Asset Management ("Brookfield"), with and into Longview Fibre Company ("Longview") (the "Merger"), was consummated in accordance with the Agreement and Plan of Merger, dated as of February 2, 2007, among Longview, Brookfield and Sub (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each outstanding share of Longview common stock, ascribed value $1.50 per share ("Longview Common Shares"), was converted into the right to receive $24.75 in cash. Upon the closing of the Merger, Longview became a wholly owned subsidiary of Brookfield.

     The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

      On April 20, 2007, in connection with the closing of the Merger, Longview notified the New York Stock Exchange of its intent to remove its common stock from listing on the New York Stock Exchange and filed a delisting application with the Securities and Exchange Commission to delist and deregister its common stock.

ITEM 5.01.  CHANGE IN CONTROL OF REGISTRANT.

      Upon the closing of the Merger on April 20, 2007, a change in control of Longview occurred. Pursuant to the terms of the Merger Agreement, each outstanding Longview Common Share was converted into the right to receive $24.75 in cash and Sub, a wholly owned subsidiary of Brookfield, was merged with and into Longview. With the closing of the Merger, Longview became a wholly owned subsidiary of Brookfield. The source of the funds for the Merger included an equity contribution from Brookfield and borrowings by Sub and affiliates of Brookfield.

ITEM 5.02.  DEPARTURE OF DIRECTORS

      Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, all the members of Longview's board of directors were replaced by the sole director of Sub, Craig Laurie. Mr. Laurie is chief financial officer at Crystal River Capital Inc., an affiliate of Brookfield.

ITEM 8.01   OTHER EVENTS.

      On April 20, 2007, Longview issued a press release announcing that Brookfield had completed its acquisition of Longview pursuant to the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are being filed herewith:

EXHIBIT
NUMBER      DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of February 2, 2007, among Brookfield Asset Management Inc., Horizon Acquisition Co. and Longview Fibre Company (incorporated by reference to Exhibit 2.1 to Longview Fibre Company's Current Report on Form 8-K filed on February 5, 2007).

99.1        Press Release, dated April 20, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LONGVIEW FIBRE COMPANY



                                    By:   /s/  R. H. Wollenberg
                                          ------------------------------
                                    Name:  R. H. Wollenberg,
                                    Title: Chief Executive Officer

Date:  April 20, 2007

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of February 2, 2007, among Brookfield Asset Management Inc., Horizon Acquisition Co. and Longview Fibre Company (incorporated by reference to Exhibit 2.1 to Longview Fibre Company's Current Report on Form 8-K filed on February 5, 2007).

99.1        Press Release, dated April 20, 2007.